UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024 (June 9, 2024)

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

Background

In September 2022, American International Group, Inc. (the Company, AIG, our or we), closed on the initial public offering of Corebridge Financial, Inc. (Corebridge), which is traded on the New York Stock Exchange under ticker symbol CRBG. Corebridge is the holding company for AIG’s Life and Retirement business. Since 2022 and through June 9, 2024, AIG sold portions of its interests in Corebridge through secondary public offerings and, as of such date, AIG held 48.4 percent of the outstanding common stock of Corebridge. On June 9, 2024, AIG waived its right under the Separation Agreement (dated as of September 14, 2022 and amended as of May 16, 2024 between AIG and Corebridge) to include a majority of the candidates on each slate of candidates recommended by the Corebridge Board of Directors to Corebridge’s stockholders in connection with a meeting of stockholders. AIG also announced that as a result of the resignation of one of its designees to the Corebridge Board of Directors, it no longer had a controlling interest in Corebridge and would no longer consolidate Corebridge in its financial statements (referred to as the Separation and June 9, 2024 being referred to as the date of Separation).

After the date of Separation, the historical financial results of Corebridge, for all periods presented, will be reflected in AIG’s condensed consolidated financial statements as discontinued operations in accordance with generally accepted accounting principles in the United States of America (US GAAP). Subsequent to the date of Separation, AIG has elected the fair value option and will reflect its retained interest in Corebridge as an equity method investment using Corebridge’s stock price as its fair value. Dividends received from Corebridge and changes in its stock price will be a component of net investment income in AIG’s US GAAP condensed consolidated financial statements.

Pro Forma Presentation

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X under the Securities Act (Article 11). The unaudited pro forma condensed consolidated financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation been completed on the dates assumed. The unaudited pro forma condensed consolidated financial statements should be read together with our historical consolidated financial statements and accompanying notes.

As described in further detail below, Article 11 requires certain adjustments and use of assumptions that will differ from actual results that will be included in AIG's Form 10-Q for the quarter ended June 30, 2024. For example, (i) the unaudited pro forma condensed consolidated balance sheet as of March 31, 2024, in accordance with Article 11, reflects the Company’s financial position as if the Separation had occurred on March 31, 2024 and (ii) the unaudited pro forma condensed consolidated statements of income (loss) reflect the Company’s results as if the Separation had occurred on January 1, 2023. Therefore, for the three months ended March 31, 2024 and twelve months ended December 31, 2023, AIG’s interest in Corebridge is presented in the unaudited pro forma financial statements herein as an equity method investment and changes in Corebridge's stock price and dividend income are reflected in net investment income for the respective periods. However, for the twelve months ended December 31, 2022 and 2021, the unaudited pro forma condensed consolidated statements of income (loss) exclude the results of Corebridge and no equity method income from Corebridge is reflected.

The pro forma adjustments represent our best estimates based on information currently available and will differ from those presented when Corebridge is reported as discontinued operations within our future filings beginning with our Form 10-Q for the quarter ended June 30, 2024.

Transaction Accounting Adjustments

The “As Reported” columns in the unaudited pro forma condensed consolidated financial statements herein reflect our historical consolidated financial statements for the periods presented and do not reflect any adjustments related to the Separation.

The Transaction Accounting Adjustments columns present the:

•Deconsolidation of Corebridge including the impact of intercompany eliminations.

•Establishment of AIG's retained investment (48.4 percent) in Corebridge, at fair value, using Corebridge's stock price as of March 31, 2024.
•Dispositions of Validus Reinsurance, Ltd. (Validus) and Crop Risk Services, Inc. (CRS) which are only removed in the twelve month period ended December 31, 2023. These dispositions did not meet the US GAAP criteria to be reported as discontinued operations in AIG's consolidated financial statements.
•Other adjustments as described in the notes to these unaudited pro forma condensed consolidated financial statements are related to intercompany balances and investment entities that were consolidated by AIG prior to the Separation.
•AIG's sale on May 30, 2024 of an approximate 5 percent interest (approximately 30 million shares of common stock) in Corebridge for consideration of $876 million.

As described further below, the Transaction Accounting Adjustment columns do not reflect the pending sale of Corebridge shares by AIG to Nippon Life Insurance Company.

Other Matters

As previously reported, on May 16, 2024, AIG entered into a stock purchase agreement with Corebridge and Nippon Life Insurance Company (Nippon), a mutual company (sougogaisha) organized under the laws of Japan pursuant to which AIG will sell 121,956,256 shares of common stock of Corebridge, representing approximately 20 percent of the issued and outstanding common stock at signing, to Nippon, for aggregate consideration of approximately $3.8 billion in cash ($31.47 per share). The transaction is expected to close in the first quarter of 2025, subject to certain closing conditions, including the receipt of regulatory approvals. This transaction has not yet been completed and has not been reflected in the pro forma financial statements.

Also as previously reported, on May 30, 2024, AIG sold an approximate 5 percent interest in Corebridge for consideration of $876 million in an underwritten public offering. The effects of this transaction will be recorded in AIG shareholders' equity in the second quarter 2024, however, the transaction has been reflected in the pro forma financial statements presented herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.1.
(d)	Exhibits.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: June 13, 2024	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary